Exhibit 10.9

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

Framework Sale and Purchase Agreement No. 5000032

This Framework Sale and Purchase Agreement No. 5000032 (hereinafter referred to as the “Agreement”) is entered into 20 August 2021 (hereinafter referred to as the “Effective Date”) in Kyiv, Ukraine, by and between:

Private Joint Stock Company “Kyivstar”, legal entity duly incorporated, registered and validly existing under the current legislation of Ukraine, legal entity identification code 21673832, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “SELLER”),

and

Limited Liability Company “Ukraine Tower Company”, legal entity duly incorporated, registered and validly existing under the laws of Ukraine, legal entity identification code 44281999, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “BUYER”), hereinafter in this Agreement the BUYER and the SELLER, when used separately, shall be referred to as the “Party”, and jointly as the “Parties”,

for the purpose of contractual settlement of all previous agreements of the Parties regarding the essential terms of this Agreement, guided by Chapter 54 of the Civil Code of Ukraine, the Parties have agreed as follows:

1. TERMS AND DEFINITIONS

Terms and definitions used in this Agreement shall have the following meanings:

1.1.	Property Transfer and Acceptance Certificate (or abbreviated as the “Certificate”) means a property transfer and acceptance certificate concluded by the Parties under each respective Individual Agreement under which the Property will be transferred from the SELLER to the BUYER and which will be concluded by the Parties in accordance with the form of the Certificate set out in Annex 2 hereto.

1.2.	Property Value means the amount of the Property value to be determined by the Parties in each Individual Agreement.

1.3.	Individual Agreement means an individual agreement to be concluded by the Parties under the terms and conditions of this Agreement for the sale and purchase of specific Property. The form of the Individual Agreement is set out in Annex 1 hereto.

1.4.	Property means equipment of a specific composition, which together constitutes a structure(s) of a certain type, which is (are) separate from each place of the respective placement, the intended purpose of which is (are) the placement of communication equipment and which belongs to the SELLER on the basis of private property right, the list, description and configuration of which will be determined in each Individual Agreement.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

2. SUBJECT MATTER OF THE AGREEMENT

2.1.	This Agreement shall govern all Individual Agreements to be concluded by the Parties in respect of the sale and purchase of the Property. In case of any discrepancies between the provisions of this Agreement and the provisions of the Individual Agreement, the provisions of this Agreement shall prevail.

2.2.	The SELLER undertakes to transfer to the BUYER (sell) the Property in accordance with the list, configuration and within the terms agreed by the Parties in each respective Individual Agreement, and the BUYER undertakes to take ownership (buy) the Property and pay the agreed amount of money for it in the manner and within the terms set out in the respective Individual Agreement.

2.3.	Each Individual Agreement shall contain: the list, configuration and value of the Property to be transferred on the basis of such Individual Agreement; the term of transfer of the Property from the SELLER to the BUYER.

2.4.	Individual agreements shall be concluded by the Parties in accordance with the terms and conditions of this Agreement in writing, and all together and each separately shall constitute an integral part of this Agreement.

2.5.	The Parties have agreed that each Individual Agreement shall be concluded in the form set out in Annex 1 hereto.

2.6.	The SELLER warrants that at the time of conclusion of the Individual Agreements, the Property shall be owned by the SELLER, not alienated, gifted, leased, mortgaged (including tax lien), prohibited from alienation, seized, and not subject to any other encumbrance or restriction provided for by the current legislation of Ukraine. The SELLER confirms that the Property has no defects that would prevent the use of the Property for its intended purpose.

2.7.	The SELLER warrants that at the time of conclusion of the Individual Agreements, the Property has not been transferred as a contribution to the charter capital of legal entities, there are no legal disputes regarding it, as well as no third party rights (tenant’s rights, pledge rights, life estate rights, easements, etc.) both within and outside Ukraine, and there are no encumbrances that may be grounds for invalidation of this Agreement or the Individual Agreements.

2.8.	The SELLER confirms that at the time of signing, this Agreement and the Individual Agreements are not significant within the meaning of the Law of Ukraine “On Joint Stock Companies” and the SELLER’s charter, and the SELLER’s representative has been granted all necessary powers to enter into this Agreement.

2.9.	The BUYER confirms that in accordance with the requirements of Art. 44 of the Law of Ukraine “On Limited Liability Companies and Additional Liability Companies” and the BUYER’s charter regarding significant transactions, the BUYER’s representative has been granted all the necessary powers to enter into this Agreement, in particular in accordance with the decision of the sole participant #3/2021 dated 13.08.2021.

2.10.	The Property shall be transferred to the BUYER’s ownership without any debts for its maintenance, and the SELLER guarantees the proper settlement of any third-party claims for payment of debts independently and at its own expense if such debts for the relevant Property arose before the moment of their transfer to the BUYER under the relevant Certificates. The conclusion of the Individual Agreement and transfer of the relevant Property to the BUYER under the relevant Certificates shall be the basis for renewal of the relevant agreements related to servicing and maintenance of the Property in proper working condition, unless otherwise agreed between the Parties in the Individual Agreement or provided for by the current legislation of Ukraine.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

3. TRANSFER OF OWNERSHIP AND RISKS

3.1.	The BUYER shall acquire ownership of the Property specified in the Individual Agreement from the moment the Parties sign the relevant Certificate.

3.2.	The risk of accidental damage or destruction of the Property shall be borne by the BUYER from the moment the BUYER acquires ownership of the Property.

4. AGREEMENT PRICE AND PAYMENT TERMS

4.1.	As of the Effective Date of this Agreement, the estimated total price of the Agreement shall be UAH 641,250,000 (six hundred forty-one million two hundred fifty thousand) excluding value added tax, plus value added tax of 20% - UAH 128,250,000 (one hundred and twenty-eight million two hundred and fifty thousand) hryvnias, for a total of UAH 769,500,000 (seven hundred and sixty-nine million five hundred thousand) hryvnias, including VAT.

The total price of the Agreement may be changed and shall be equal to the total amount of the Property Value under all concluded Individual Agreements.

4.2.	The sale of the Property shall be carried out at the Property Value the specified by the Parties in the relevant Individual Agreement. The BUYER undertakes to make payment to the SELLER by transferring funds to the SELLER’s account under the terms and conditions specified herein. The BUYER shall pay the amount of Property Value to the SELLER in the following manner: within 30 (thirty) calendar days from the date of signing of the relevant Certificate by the Parties, the BUYER undertakes to make payment, indicating the number and date of this Agreement and the relevant Individual Agreement in the purpose of payment.

4.3.	All amounts payable under this Agreement shall be paid by the BUYER in non-cash form to the SELLER’s account specified in Clause 4.5 hereof.

4.4.	The date of payment is the date of crediting the funds to the SELLER’s account.

4.5.	Bank details of the SELLER as of the date of the Agreement:

PrJSC KYIVSTAR

Identification code [***];

TIN [***];

IBAN account: [***];

Bank: [***].

4.6.	Bank details of the BUYER as of the date of the Agreement:

LLC UKRAINE TOWER COMPANY

Identification code [***];

TIN [***];

IBAN account: [***];

Bank: [***].

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

5. TRANSFER OF PROPERTY

5.1.	The Property shall be transferred by the SELLER to the BUYER in accordance with the terms of the Individual Agreements.

5.2.	The SELLER shall notify the BUYER of its readiness to alienate certain Property at least 5 (five) business days prior to the desired date of conclusion of the relevant Individual Agreement. The notice shall be sent by the SELLER to the BUYER’s e-mail address specified in Section 12 hereof. Together with the notice, the SELLER shall send the BUYER the draft(s) of the Individual Agreement(s) and the Certificate(s) prepared by him/her.

5.3.	Within 5 (five) business days from the date of receipt by the BUYER of the SELLER’s notice in accordance with Clause 5.2 hereof, the Parties shall agree on the terms of each respective Individual Agreement, the time, place and procedure for concluding the Individual Agreement and the Certificate, including the procedure for transferring the documentation and other related items regarding the Property by the SELLER to the BUYER.

5.4.	During the period of preparation of the Parties for the conclusion of the relevant Individual Agreement, the BUYER may initiate a preliminary inspection of the Property. The terms and procedure for the preliminary inspection of the Property may be agreed by the Parties in advance.

5.5.	The Parties have agreed that the actual transfer of the Property under the Individual Agreements shall be accompanied by signing of relevant Certificates by the Parties. The Parties shall draw up each respective Certificate within the period agreed in the Individual Agreement.

6. RIGHTS AND OBLIGATIONS OF THE PARTIES

6.1.	Each Party undertakes to fulfil the obligations imposed on it by this Agreement and the Individual Agreements.

6.2.	The SELLER shall:

6.2.1.	Transfer the Property to the BUYER in accordance with the procedure and on the terms and conditions specified in this Agreement and the relevant Individual Agreements.

6.2.2.	Provide the BUYER with all necessary documents for signing this Agreement.

6.2.3.	On the date of conclusion of the Individual Agreement and on the basis of the relevant Certificate, transfer to the BUYER the technical and/or other documentation for the Property alienated under the Individual Agreement.

6.2.4.	At the written request of the BUYER, provide copies of agreements concluded by the SELLER on the maintenance of the Property (if any).

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

6.3.	The BUYER shall:

6.3.1.	In accordance with the procedure and on the terms and conditions stipulated by this Agreement and the relevant Individual Agreements, pay the SELLER the value of the Property determined by the relevant Individual Agreement.

6.3.2.	Provide the SELLER with all necessary documents for signing this Agreement.

6.4.	The SELLER declares that it has informed the BUYER of all material circumstances relating to the Property that could affect the BUYER’s will to enter into this Agreement.

6.5.	Due to the fact that some components of the Property are located on the real estate of third parties, the Parties have agreed that the SELLER shall until the moment of transfer of the Property to the BUYER:

6.5.1.	provide the BUYER with a comprehensive list and full copies of the relevant agreements on the basis of which the Property/its components are located;

6.5.2.	notify the relevant third parties in writing of the change of ownership of the relevant Property, namely:

a)	persons with whom it has concluded agreements (or obtained permits for placement), under which the SELLER is allowed to use the real estate of such parties or to lay cable networks and install telecommunications equipment;

b)	persons with whom the SELLER has concluded agreements for reimbursement of the cost of services related to the maintenance of Property and provided for by the current legislation of Ukraine.

6.6.	The SELLER, at the BUYER’s written request, shall sign, within the terms agreed by the Parties, contracts (agreements) on replacement of the party to the obligation (assignment of rights and obligations) with third parties with whom the relevant agreements on the placement of the Property/its components have been concluded, unless otherwise provided for in the Individual Agreement.

6.7.	The BUYER shall be obliged to conclude (re-conclude) on its own behalf the agreements for the placement of the acquired Property (including, but not limited to, lease, storage, service agreements, etc.) on the real estate of third parties until the relevant Certificates are signed. In case the SELLER has sold the Property and the BUYER has not yet concluded (re-concluded) the above agreements on its own behalf, the BUYER shall reimburse the SELLER for all expenses temporarily incurred by the SELLER for the maintenance of the Property purchased by the BUYER (including, but not limited to, lease, storage, other services, etc.)

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

7. RESPONSIBILITY OF THE PARTIES

7.1.	The Parties shall be liable for non-performance or improper performance of this Agreement and the Individual Agreements in the manner and under the conditions provided for in this Agreement and the applicable laws of Ukraine.

7.2.	For late payments specified in Section 4 of this Agreement and the relevant Individual Agreements, the BUYER shall, at the request of the SELLER, pay a penalty in the amount of double NBU discount rate of the unpaid amount for each day of delay.

7.3.	In case of violation by the BUYER of the term for acceptance of the Property and signing of the relevant Certificate specified in the Individual Agreement, the BUYER shall, at the request of the SELLER, pay a penalty of 0.1% of the value of the Property transferred on the basis of such Certificate for each day of delay in its acceptance.

7.4.	Payment by a Party of a forfeit or penalty shall not relieve that Party from fulfilling its obligations under this Agreement in full.

8. APPLICABLE LAW. DISPUTE RESOLUTION

8.1.	Any disputes and disagreements directly or indirectly related to or arising out of this Agreement and the Individual Agreements may be resolved by the Parties through negotiations.

8.2.	If any dispute or disagreement directly or indirectly related to and arising out of this Agreement and the Individual Agreements cannot be resolved through negotiations, the Party/ies shall refer such dispute to the commercial court in accordance with the procedure for resolving commercial disputes established by the current legislation of Ukraine.

8.3.	None of the Parties shall be released from its obligations under this Agreement and the Individual Agreements in the event of any dispute or disagreement, or in the event of referral of the disputed issue to a commercial court.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

9. FORCE MAJEURE CIRCUMSTANCES (FORCE MAJEURE)

9.1.	The Parties shall be released from liability for full or partial failure to fulfil their obligations under this Agreement and the Individual Agreements if such failure was caused by force majeure circumstances arising after the conclusion of this Agreement and which the Parties could neither foresee nor prevent by reasonable measures.

9.2.	The Parties agreed to consider circumstances beyond the reasonable control of the Parties as force majeure, namely floods, earthquakes, fires, other natural disasters; war, hostilities, acts of terrorism; strikes; pandemics; epidemics; adoption of regulations by public authorities and/or local governments or court decisions that make it impossible for the Parties to fulfil their obligations under this Agreement and the Individual Agreements (hereinafter referred to as “Force Majeure”).

9.3.	In the event of a Force Majeure circumstance, the Party affected by it shall immediately notify the other Party of such circumstances by any available means as soon as possible by sending a written Notice of occurrence of such circumstances (hereinafter referred to as the “Force Majeure Notice”).

9.4.	A Force Majeure Notice shall contain comprehensive information on the nature of the Force Majeure circumstances, the time of their occurrence and an assessment of their impact on the ability of the Party to fulfil its obligations under this Agreement and the Individual Agreements, on the procedure for fulfilling obligations under this Agreement and the Individual Agreements, if applicable.

9.5.	When the Force Majeure circumstances cease, the Party affected by them shall immediately, but in any case within 24 (twenty-four) hours from the moment when the Party has learned or should have learned about the termination of such circumstances, notify the other Party in writing of their termination. Such Notice shall contain information on the time of termination of such circumstances and an indication of the period within which the Party shall fulfil its obligations under this Agreement and the Individual Agreements.

9.6.	The existence and duration of the Force Majeure circumstances shall be duly confirmed by the competent authority of the state where the relevant circumstances exist.

9.7.	If the Party affected by Force Majeure fails to send or untimely sends a Force Majeure Notice as defined in Clause 9.3 hereof, such Party shall lose the right to refer to Force Majeure as a ground for exemption from liability for full or partial failure to fulfil its obligations under this Agreement and the Individual Agreements.

9.8.	In the event of Force Majeure, the term of performance of the Parties’ obligations under this Agreement and the Individual Agreements shall be extended for the period during which such circumstances are in force.

9.9.	In cases where the circumstances of Force Majeure last for more than 3 (three) months, or when it becomes apparent upon the occurrence of such circumstances that such circumstances will last for more than such period, either Party shall have the right to terminate this Agreement and the Individual Agreements unilaterally by sending a relevant Notice to the other Party thirty (30) calendar days prior to the date of termination.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

10. CONFIDENTIALITY

10.1.	Exchange of Information. In the course of performance of this Agreement and the Individual Agreements, the Parties will mutually exchange confidential and/or restricted information that they possess and wish to protect.

10.2.	Restricted Information. The Parties have agreed that the legal regime of confidential and restricted information (hereinafter referred to as the “Information”), the rights and obligations of the Parties related to the Information shall be governed by non-disclosure agreement No. 21726-21 concluded by the Parties on 24.06.2021.

11. TERM OF THE AGREEMENT

11.1.	This Agreement shall be deemed concluded and shall enter into force on the Effective Date.

11.2.	The term of this Agreement shall commence at the time specified in Clause 11.1 hereof and shall be valid until 30.04.2023 (inclusive).

11.3.	Unless otherwise expressly provided for in this Agreement or the applicable laws of Ukraine, amendments to this Agreement and the Individual Agreements may be made only by consent of the Parties, which shall be formalised by an additional agreement to this Agreement and the relevant Individual Agreement signed by the authorised representatives of the Parties.

11.4.	Unless otherwise expressly provided for in this Agreement or the laws of Ukraine, this Agreement may be terminated only by consent of the Parties, which shall be formalised by a relevant additional agreement to this Agreement signed by the authorised representatives of the Parties.

11.5.	The Parties assert that:

11.5.1.	they have the necessary authority to enter into and perform obligations under this Agreement and the Individual Agreements;

11.5.2.	the Agreement and the Individual Agreements are aimed at the actual occurrence of legal consequences stipulated thereby;

11.5.3.	their expression of will is free and consistent with their inner will;

11.5.4.	this Agreement and the Individual Agreements are not fictitious and sham transactions;

11.5.5.	this Agreement and the Individual Agreements are not the result of a malicious agreement between the SELLER and the BUYER;

11.5.6.	The Property Value under this Agreement and Individual Agreements shall be as agreed between the Parties, being fair and sufficient.

11.6.	The Parties hereby declare that this Agreement and the Individual Agreements contain the entire scope of agreements between the Parties with respect to the subject matter of this Agreement and the Individual Agreements.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

12. NOTICES

12.1.	Unless otherwise provided in this Agreement, all notices, requests, demands or any other correspondence under this Agreement and the Individual Agreements shall be made in writing in Ukrainian and delivered by courier or prepaid registered mail and for convenience may be duplicated by e-mail or fax to the respective Party (hereinafter referred to as the “Notice”) to the following addresses:

12.1.1.	If sent to the SELLER:

53 Degtyarivska Street, Kyiv, 03113, Ukraine,

E-mail: [***]

Attention: [***].

12.1.2.	If sent to the BUYER:

53 Degtyarivska Street, Kyiv, 03113, Ukraine,

E-mail:

Attention: [***].

12.2.	A Notice shall be deemed to have been duly made and in accordance with the terms of this Agreement from the moment of dispatch of such Notice, if this is indisputably confirmed by the relevant postal receipt, and in the case of delivery by courier, upon receipt, which shall be indisputably confirmed by a signature upon receipt

12.3.	In case of change of details specified in this Section, the respective Party shall notify the other Party. Notification of change of details shall be deemed to be duly made if it is made in compliance with the requirements of this Section.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

13. FINAL PROVISIONS

13.1.	Validity. If any provision of this Agreement and the Individual Agreements becomes invalid, unenforceable or incomplete to any extent, this shall not affect any other provisions of this Agreement and the Individual Agreements. In such cases, the Parties shall be obliged to immediately replace such provision with another provision that is legal and enforceable and that most closely corresponds to the purpose and economic nature of the provision that has become invalid, incomplete and/or unenforceable.

13.2.	Prior agreements. The Parties confirm that the text of this Agreement sets forth all material terms and conditions relating to the sale and purchase of the Property. As of the Effective Date of this Agreement, all prior verbal and written agreements of the Parties regarding all material terms and conditions of this Agreement shall become null and void.

13.3.	Successors. The terms, conditions and obligations under this Agreement and the Individual Agreements shall be binding and legally enforceable upon the successors of the Parties.

13.4.	Written form. No waivers, amendments or supplements to this Agreement or any agreements related to this Agreement and the Individual Agreements shall be effective unless and until they are made in writing in the Ukrainian language and duly signed by the Parties in accordance with the warranties provided by the Parties hereunder.

13.5.	Additional agreements. Any amendments and supplements to this Agreement and/or Individual Agreements executed in accordance with Clause 13.4 hereof shall constitute its integral parts.

13.6.	Transfer of rights. Neither Party shall have the right to transfer in whole or in part its rights and obligations under this Agreement and the Individual Agreements to any third parties until it receives a written consent to such transfer from the other Party. Any transfer of rights and obligations made in violation of the requirements of this Clause 13.6. of the Agreement shall be deemed invalid.

13.7.	Headings. Any headings used in the Sections and Clauses of the Agreement and the Individual Agreements shall have no separate legal meaning and are used in this Agreement for convenience only.

13.8.	Notification of change of details. The Parties shall notify each other of any changes in their bank details within 20 calendar days from the date of the relevant changes, but in any case the Party being the recipient of funds shall notify the paying party of any changes to its bank details no later than 5 banking days prior to the scheduled receipt of funds.

13.9.	Annexes. As of the date of conclusion, this Agreement includes the following Annexes, which constitute its integral parts:

13.9.1.	Annex No. 1 “Form of Individual Agreement”;

13.9.2.	Annex No. 2 “Form of Property Transfer and Acceptance Certificate”.

13.10.	Each of the Parties shall comply with the requirements of the applicable laws regarding the processing of personal data exchanged between the Parties for the purpose of performance of this Agreement. Each Party warrants to the other that it has taken all actions required by applicable law to transfer personal data of individuals to the other Party under this Agreement

13.11.	This Agreement is made in 2 (two) original counterparts, one for each Party.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

IN WITNESS WHEREOF, this Agreement has been signed by the authorised representatives of the Parties at the place and on the date first above written.

For the SELLER:	For the BUYER:

/signature/	/signature/

Name: [***]	Name: [***]
Position: [***]	Position: [***]
Acting on the basis of: [***]	Acting on the basis of: [***]

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

Annex No. 1 to the Framework Sale and
Purchase Agreement No. 5000032 dated       August 2021

This Annex No. 1 (hereinafter referred to as the “Annex”) to the Framework Sale and Purchase Agreement No. 5000032 dated _____August 2021 (hereinafter referred to as the “Agreement”) is made on ____ August 2021 in Kyiv, Ukraine, between:

Private Joint Stock Company “Kyivstar”, identification code 21673832, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “SELLER”), and

Limited Liability Company “Ukraine Tower Company”, identification code 44281999, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “BUYER”),

hereinafter in this Annex the BUYER and the SELLER, when used separately, are referred to as the “Party”, and jointly as the “Parties”.

1.	The Parties hereby agree on the following form of the Individual Agreement:

BEGINNING OF THE FORM

Individual Agreement No.

to Framework Sale and Purchase Agreement No.                  dated ___ 20__

This Individual Agreement No.        (hereinafter referred to as the “Agreement”) to the Framework Sale and Purchase Agreement No.        dated ___ 2021 (hereinafter referred to as the “Framework Agreement”) is concluded on ____202       (hereinafter referred to as the “Effective Date”) in Kyiv, Ukraine, between:

Private Joint Stock Company “Kyivstar”, legal entity duly incorporated, registered and validly existing under the current legislation of Ukraine, legal entity identification code 21673832, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “SELLER”), and

Limited Liability Company “Ukraine Tower Company”, legal entity duly incorporated, registered and validly existing under the laws of Ukraine, legal entity identification code 44281999, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “BUYER”).

Hereinafter in this Agreement the BUYER and the SELLER, when used separately, shall be referred to as the “Party”, and jointly as the “Parties”, have entered into this Agreement as follows:

1.	In accordance with the procedure and on the terms and conditions specified in the Framework Agreement, the SELLER undertakes under this Agreement to transfer to the BUYER (sell), and the BUYER undertakes to accept into ownership (buy) the Property owned by the SELLER on the basis of private ownership right according to the following list:

No.	Description of the Property	Components	Quantity	Price per unit excluding VAT, UAH	Property Value, excluding VAT, UAH
1.
2.
3.
4.
…
Total value of the Property excluding VAT, UAH
VAT, UAH
Total value of the Property including VAT, UAH

2.	The Parties have determined that the total value of the Property transferred under the terms of this Agreement, shall amount to UAH____ (____), in addition to value added tax of 20% - UAH____ (____), in total including VAT: UAH____ (____).

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

3.	Payment for the Property shall be made by the BUYER in accordance with the terms of the Framework Agreement.

4.	The transfer of ownership right to the Property shall take place in accordance with the terms of the Framework Agreement.

5.	The term of transfer of the Property under the Certificate shall be within 5 (five) business days from the date of signing this Agreement.

6.	The SELLER declares that at the moment of entering into this Agreement it has no debts for any services related to the use of the Property until the moment of its alienation under this Agreement.

7.	This Agreement is made in 2 (two) original counterparts of equal legal force, one for each Party, shall enter into force on the Effective Date and shall be an integral part of the Framework Agreement.

8.	To the extent not regulated by this Agreement, the relations between the Parties shall be governed by the Framework Agreement and the provisions of the current legislation of Ukraine.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

IN WITNESS WHEREOF, this Agreement has been signed by the authorised representatives of the Parties at the place and on the date first above written.

For the Seller:	For the Buyer:

Name:	Name:
Position:	Position:
Acting on the basis of:	Acting on the basis of:

END OF FORM

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

2.	This Annex is executed in the Ukrainian language in (2) two original counterparts of equal legal force, one for each Party.

IN WITNESS WHEREOF, this Annex has been signed by the authorised representatives of the Parties at the place and on the date first above written.

For the SELLER:	For the BUYER:

/signature/	/signature/

Name: [***]	Name: [***]
Position: [***]	Position: [***]
Acting on the basis of: [***]	Acting on the basis of: [***]

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

Annex No. 2 to the Framework Sale
and Purchase Agreement No. 5000032 dated       August 2021

This Annex No. 2 (hereinafter referred to as the “Annex”) to the Framework Sale and Purchase Agreement No. 5000032 dated _____August 2021 (hereinafter referred to as the “Agreement”) is made on ____ August 2021 in Kyiv, Ukraine, between:

Private Joint Stock Company “Kyivstar”, identification code 21673832, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “SELLER”), and

Limited Liability Company “Ukraine Tower Company”, identification code 44281999, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “BUYER”).

Hereinafter in this Annex the BUYER and the SELLER, when used separately, are referred to as the “Party”, and jointly as the “Parties”.

1.	The Parties hereby agree on the following form of the Property Transfer and Acceptance Certificate:

BEGINNING OF THE FORM

PROPERTY

TRANSFER AND ACCEPTANCE CERTIFICATE

under the Individual Sale and Purchase Agreement No. ___ dated ___202 ___

to Framework Sale and Purchase Agreement No.___ dated ___ 20__

Kyiv, ____two thousand ______

We, the undersigned: on the one hand, Private Joint Stock Company “Kyivstar”, identification code 21673832, located at: 53 Degtyarivska Street, Kyiv, 03113, Ukraine (hereinafter referred to as the “SELLER”) and on the other hand, the Limited Liability Company “Ukraine Tower Company”, identification code 44281999, location: 53 Degtyarivska St., Kyiv, 03113, Ukraine (hereinafter referred to as the “BUYER”),

acting voluntarily and being of sound mind and clear memory, understanding the significance of their actions, having previously been acquainted with the requirements of civil law regarding the invalidity of transactions, pursuant to the Individual Sale and Purchase Agreement No.        202 (hereinafter referred to as the “Agreement”), have concluded this property transfer and acceptance certificate (hereinafter referred to as the “Certificate”) as follows:

1.	The SELLER has transferred, and the BUYER has accepted the following Property:

No.	Description of the Property	Components	Quantity	Price per unit excluding VAT, UAH	Property Value, excluding VAT, UAH
1.
2.
3.
4.
…
Total value of the Property excluding VAT, UAH
VAT, UAH
Total value of the Property including VAT, UAH

2.	The SELLER has transferred and the BUYER has accepted the documentation for the Property and its components provided for by the current legislation of Ukraine.

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

3.	The Property has been transferred in a condition suitable for use.

4.	The Property has been inspected by the BUYER, and the latter has no comments on the condition of the Property.

5.	The total value of the Property is: UAH____ (____), including 20% VAT – UAH_____.

For the Seller:	For the Buyer:

Name:	Name:
Position:	Position:
Acting on the basis of:	Acting on the basis of:

END OF FORM

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

2.	This Annex is executed in the Ukrainian language in (2) two original counterparts of equal legal force, one for each Party.

IN WITNESS WHEREOF, this Annex has been signed by the authorised representatives of the Parties at the place and on the date first above written.

For the SELLER:	For the BUYER:

/signature/	/signature/

Name: [***]	Name: [***]
Position: [***]	Position: [***]
Acting on the basis of: [***]	Acting on the basis of: [***]